Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of BioDrain Medical, Inc. (the “Company”) for the quarter ended June 30, 2012 as filed with the Securities and Exchange Commission (the “Report”), I, Joshua Kornberg, Chief Executive Officer (Principal Executive Officer) of the Company and I, Bob Myers, Chief Financial Officer of the Company (Principal Financial Officer), hereby certify as of the date hereof, solely for purposes of § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: August 17, 2012	/s/ Joshua Kornberg
Joshua Kornberg
Chief Executive Officer/President

Date: August 17, 2012	By:	/s/ Bob Myers
Bob Myers
Chief Financial Officer